Exhibit 10.2

SCHEDULE OF AGREEMENTS

SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS TO THE

AGREEMENT FILED AS EXHIBIT 10.1 TO THIS REGISTRATION STATEMENT ON FORM

F-3, PURSUANT TO INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K

The subsidiaries of Teekay LNG Operating LLC listed in the table below have entered into Shipbuilding Contracts, each dated July [•], 2014, with Daewoo Shipbuilding & Marine Engineering Co., Ltd. and DY Tankers Limited. These agreements are substantially identical in all material respects to the agreement filed as Exhibit 10.1 to this Registration Statement on Form F-3, except for differences relating to the identity of the buyer, the hull number of the vessel that is the subject of each such contract and various dates for performance under each agreement.

Buyer	Hull No.	Second Instalment Date	Third Instalment Date	Fourth Instalment Date	Target Milestone Dates	Initial Acceptance Date	Final Delivery Date
DSME Hull No. 2431 L.L.C.	2431	31 October 2017	30 April 2018	31 August 2018	Steel-cutting:12 December 2017	31 August 2019	29 November 2019

					Keel laying:11 June 2018

					Launching: 22 September 2018

					Cargo containment system installation: 15 June 2019

DSME Hull No. 2430 L.L.C.	2430	30 September 2017	31 March 2018	28 July 2018	Steel- cutting: 03 November 2017	31 July 2019	29 October 2019

					Keel laying: 30 April 2018

					Launching: 28 July 2018

					Cargo containment system installation: 15 May 2019

DSME Hull No. 2425 L.L.C.	2425	31 October 2016	30 April 2017	31 August 2017	Steel- cutting: 28 December 2016	31 August 2018	29 November 2018

					Keel laying: 26 June 2017

					Launching: 23 September 2017

					Cargo containment system installation: 15 June 2018

DSME Hull No. 2433 L.L.C.	2433	31 December 2017	30 June 2018	31 October 2018	Steel- cutting: 23 March 2018	31 October 2019	29 January 2020

					Keel laying: 24 September 2018

					Launching: 22 December 2018

					Cargo containment system installation: 16 August 2019

DSME Hull No. 2434 L.L.C.	2434	31 January 2018	30 July 2018	30 November 2018	Steel- cutting:09 May 2018	30 November 2019	28 February 2020

					Keel laying:12 November 2018

					Launching: 09 February 2019

					Cargo containment system installation: 16 September 2019